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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: APRIL 22, 2003



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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
         Delaware                             0-26802                          58-2360335
----------------------------           ----------------------           -------------------------
      (STATE OR OTHER                  (COMMISSION FILE NO.)                 (IRS EMPLOYER
      JURISDICTION OF                                                    IDENTIFICATION NUMBER)
     INCORPORATION OR
       ORGANIZATION)
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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    EXHIBITS.


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               EXHIBIT NO.                                 DESCRIPTION
                  99.1             CheckFree Corporation's Press Release issued April 22, 2003.

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ITEM 9. REGULATION FD DISCLOSURE.

        On April 22, 2003, CheckFree Corporation ("CheckFree") issued a press release announcing its financial results for the third quarter ended March 31, 2003, and its expectations for the fourth quarter ended June 30, 2003 and fiscal 2003. A copy of this press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

        CheckFree will also present its financial results for the third quarter ended March 31, 2003, and its expectations for the fourth quarter ended June 30, 2003 and fiscal 2003 during a conference call on April 22, 2003 at 5:30 p.m. EDT which is available either via Internet webcast at www.checkfreecorp.com or by telephone at (800) 243-6403. A digital replay of the webcast will be available on CheckFree's website shortly after the conclusion of the conference call.

        The information in this Form 8-K shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed by CheckFree under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this Form 8-K shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

        The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in CheckFree's Annual Report on Form 10-K for the year ended June 30, 2002, and other factors described from time to time in CheckFree's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. CheckFree assumes no obligation to update any forward-looking statement.



                                       2
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHECKFREE CORPORATION


Date: April 22, 2003          By:    /s/ David E. Mangum
                                  ----------------------------------------------
                                   David E. Mangum, Executive Vice President and Chief Financial Officer









                                       3
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                                  EXHIBIT INDEX


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
               EXHIBIT NO.                                 DESCRIPTION
                  99.1*            CheckFree Corporation's Press Release issued April 22, 2003.

        --------------------------

        * Filed with this report.
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